SUPPLEMENT DATED APRIL 1, 2003 TO THE PROSPECTUS
DATED MAY 1, 2002

JNL® SERIES TRUST

For the Janus/JNL Aggressive Growth Fund, the last paragraph in the section entitled “The Sub-Adviser and Portfolio Management” should be deleted and replaced in its entirety with the following paragraph:

Scott Schoelzel, Vice President of Janus Capital and Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund. Mr. Schoelzel joined Janus Capital in 1994. He holds a Bachelor Degree in Business from Colorado College. Mr. Schoelzel has had responsibility for the day-to-day management of the Fund since April 1, 2003.

This Supplement is dated April 1, 2003.

(To be used with VC4224 Rev. 01/03, VC5526 Rev 01/03, VC3656 Rev. 05/02, VC3657 Rev. 05/02, VC3723 Rev. 05/02, NV3174CE Rev. 05/02, NV3784 Rev. 05/02, HR105 N/A Rev. 05/02, VC2440 Rev. 05/02, NV4224 01/03 and NV5526 01/03.)

V5705 04/03